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                           JPMORGAN U.S. SELECT FUNDS
                         JPMORGAN SELECT BALANCED FUND
                       JPMORGAN SELECT EQUITY INCOME FUND
                     JPMORGAN SELECT LARGE CAP EQUITY FUND
                     JPMORGAN SELECT LARGE CAP GROWTH FUND
                      JPMORGAN SELECT MID CAP EQUITY FUND

                        SUPPLEMENT DATED JANUARY 1, 2002
                   TO THE PROSPECTUS DATED FEBRUARY 28, 2001

    The information under the heading "Portfolio Managers" for the above-referenced Funds, is hereby deleted in its entirety and replaced with the following:

    SELECT BALANCED FUND: The portfolio management team for the equity portion of the Fund's portfolio is comprised of a team of research analysts, who select stocks in their respective sectors using the investment strategy described earlier in the Prospectus. Anne Lester, Vice President, is responsible for overseeing the management of the Fund's overall portfolio. Susan Bao, Vice President of the adviser and CFA, and James H. Russo, Vice President of the adviser and CFA, are responsible for overseeing and managing the cash flows of the equity portion of the portfolio. Ms. Lester has been at JPMFAM (USA) or one of its affiliates since 1992. She previously was a fixed income and currency trader. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. Previously, she was a client portfolio manager. Mr. Russo has been at JPMFAM (USA) or one of its affiliates since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks. The fixed income portion of the portfolio is managed by a team of individuals at JPMFAM
(USA).

    SELECT EQUITY INCOME FUND: The portfolio management team is led by Robert Jacob, Vice President of the adviser, and Brian Green, Vice President of the adviser and CFA. Mr. Jacob has been employed at JPMFAM (USA) or one of its affiliates since 1996. Mr. Green has been employed at JPMFAM (USA) or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.

    SELECT LARGE CAP EQUITY FUND: Terry Banet, Managing Director of the adviser, is a portfolio manager for private equity and balanced accounts and is responsible for management of the Fund's portfolio. Ms. Banet has been employed at JPMFAM (USA) or one of its affiliates since 1985.
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    SELECT LARGE CAP GROWTH FUND: The portfolio management team is led by Peter
E. Miller, Managing Director of the adviser, and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.

    SELECT MID CAP EQUITY FUND: The portfolio management team is led by Jonathan Kendrew Llewelyn Simon and Christopher Mark Vyvyan Jones. Mr. Simon has worked as a portfolio manager with various affiliates of JPMFAM (USA), since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc. Mr. Jones has worked as a portfolio manager with various affiliates of JPMFAM
(USA) since 1982. Mr. Jones is head of the adviser's small company investment team.

                                 NEW BENCHMARKS

    The SELECT EQUITY INCOME FUND and the SELECT LARGE CAP GROWTH FUND will be changing their benchmarks, identified in the Prospectus section entitled The Fund's Past Performance, to better reflect the universe of securities in which the Funds will be investing.

    The Select Equity Income Fund's benchmark will be changed from the S&P 500 Index to the Russell 1000-Registered Trademark- Value Index. The Russell 1000-Registered Trademark- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

    The Select Large Cap Growth Fund's benchmark will be changed from the S&P 500/BARRA Growth Index to the Russell 1000-Registered Trademark- Growth Index. The Russell 1000-Registered Trademark- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.